UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2024

ASTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-7087	16-0959303
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
130 Commerce Way East Aurora, New York	14052
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (716) 805-1599
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	ATRO	NASDAQ Stock Market
Securities registered pursuant to Section 12(g) of the Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 8, 2024, Astronics Corporation held its 2024 Annual Meeting of Shareholders (“Annual Meeting”) for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the following:
1.The election of the Board of Directors; and
2.The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the current fiscal year;
In accordance with the Company’s Restated Certificate of Incorporation, as amended, on all agenda items the holders of Astronics common shares and Class B shares voted together as one class, with each common share entitled to one vote and each Class B share entitled to ten votes.
The final voting results on each of the matters submitted to a vote of shareholders at the Annual Meeting were as follows:
1) Election of the Board of Directors. The nominees to the Board of Directors were elected based on the following votes:

	For	Withheld	Broker Non-Votes
Robert T. Brady	54,574,686	5,382,644	8,828,005
Jeffry D. Frisby	59,258,984	698,346	8,828,005
Peter J. Gundermann	59,125,560	831,770	8,828,005
Warren C. Johnson	53,592,459	6,364,871	8,828,005
Robert S. Keane	50,947,409	9,009,921	8,828,005
Neil Y. Kim	58,272,287	1,685,043	8,828,005
Mark Moran	48,714,783	11,242,547	8,828,005
Linda O’Brien	54,606,611	5,350,719	8,828,005

2) Ratification of Ernst & Young LLP as independent registered public accounting firm for fiscal year 2024. A total of 67,976,704 votes were cast for the proposal, 792,158 votes were cast against it and 16,473 votes abstained. There were no broker non-votes on the proposal. The affirmative votes constituted more than a majority of the votes represented at the meeting, the number needed to approve the proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astronics Corporation

Dated:	May 8, 2024	By:	/s/ David C. Burney
		Name:	David C. Burney
Executive Vice President and Chief Financial Officer